EXHIBIT 99(c)

                    IN THE UNITED STATES DISTRICT COURT
                       NORTHERN DISTRICT OF ILLINOIS
                             EASTERN DIVISION

BLUE CROSS AND BLUE SHIELD              )
ASSOCIATION,                            )
                                        )
          Plaintiff,                    )
                                        )
v.                                      )
                                        )
BLUE CROSS AND BLUE SHIELD OF           )
MISSOURI; RIGHT CHOICE MANAGED          )
CARE, INC., d/b/a ALLIANCE BLUE CROSS   )      Case No.   ____________
AND BLUE SHIELD; HMO MISSOURI, INC.     )
d/b/a BLUE CHOICE; and HEALTHY          )
ALLIANCE LIFE INSURANCE COMPANY,        )
d/b/a ALLIANCE BLUE CROSS AND BLUE      )
SHIELD,                                 )
                                        )
          Defendants.                   )
________________________________________)

                                 COMPLAINT

     The Blue Cross and Blue Shield Association (the

"Association" or "BCBSA"), by its attorneys, for its Complaint against the defendants, states as follows:

                             General Allegations

1.          The Association seeks to enforce its rights under the Lanham

Act and under the Association's service mark license agreements with defendant Blue Cross and Blue Shield of Missouri ("BCBSMO")

and three of BCBSMO's subsidiaries.  BCBSMO and the other

defendants were licensed to use the association's well-known BLUE

CROSS (registered trademark) and BLUE SHIELD (registered trademark)

names and service marks (the "Blue Marks") in connection with the sale of health care plans and related services.  Pursuant to their terms, the license agreements automatically terminated upon the appointment of a receiver or other custodian over the business and property of

BCBSMO pursuant to an Order of the Circuit Court of Cole County,

Missouri, dated October 29, 1998.  The Order was issued in

unrelated litigation not involving the Association.  The

continued use of the Blue Marks by BCBSMO and the other

defendants is a violation of the Lanham Act and a breach of the license agreements.  The Association brings this Complaint for equitable and monetary relief.

                      Jurisdiction and Venue

2.          This Court has subject matter jurisdiction over these

claims:  (a) as to the service mark infringement claims, under 28

U.S.C. section 1331, 28 U.S.C. section 1338(a), and 15 U.S.C. section 1121; (b)

 as to the breach of contract claim, under 28 U.S.C. section 1367, because it arises out of the same events and transactions that are

subject of the service mark infringement claim; and (c) over both claims under 28 U.S.C. section 1332 because the parties are diverse in citizenship and the amount in controversy, exclusive of interest or costs, exceeds $75,000.

3.          This Court has personal jurisdiction over the defendants

because each defendant transacts business, does business, is found, has committed acts, and has breached contractual

relationships to be performed in the State of Illinois.

4.          Venue is proper in this Court under 28 U.S.C. section 1391.

                               The Parties

5.          The Association is a not-for-profit membership corporation,

organized and existing under the laws of the State of Illinois and having its principal place of business at 225 North Michigan

Avenue, Chicago, Illinois, 60601.  The Association's fifty-three regular members are insurance companies (the "Blue Plans") that offer services and products licensed under the Blue Marks.


6.          The Association owns the Blue Marks.  The Association

licenses the Blue Marks to the Blue Plans for use in providing health care plans and related services.  The Blue Marks are among the most widely recognized service marks in the United States.

The Blue Marks include marks federally registered in the

Association's name with the United States Patent and Trademark

Office, and the Association owns those federal service mark and trademark registrations, many of which have become incontestable pursuant to 15 U.S.C. section 1065.

7.          Defendant Blue Cross and Blue Shield of Missouri is a

Missouri corporation with its principal place of business at 1831

Chestnut Street, St. Louis, Missouri, 63103.

8.          Defendant Right Choice Managed Care, Inc. d/b/a Alliance

Blue Cross and Blue Shield ("Right Choice") is a subsidiary of

BCBSMO and is a Missouri corporation with its principal place of business at 1831 Chestnut Street, St. Louis, Missouri, 63103.

9.          Defendant HMO Missouri, Inc. d/b/a Blue Choice ("HMO

Missouri") is a subsidiary of BCBSMO and is a Missouri

corporation with its principal place of business at 1831 Chestnut

Street, St. Louis, Missouri, 63103.

10.         Defendant Healthy Alliance Life Insurance Company d/b/a

Alliance Blue Cross and Blue Shield ("Healthy Alliance") is a

subsidiary of BCBSMO and is a Missouri corporation with its

principal place of business at 1831 Chestnut Street, St. Louis,

Missouri, 63103.

                The Association and the Blue Marks

11.         The Association and the Blue Plans have a long and

distinguished history of providing affordable health-care

coverage in the United States.  The Blue Marks have symbolized widely available insurance for hospital and medical care for more than sixty years.  As owner and licensor of the Blue Marks, the

Association performs many functions benefiting the Blue Plans and their nationwide system of health-care coverage.  The Blue Marks identify the Blue Plans as members of the national Blue Cross and

Blue Shield system.  They also identify the quality standards met by the services and products offered by Blue Plans and indicate that the Association's system-wide programs will be available to all customers.

           The Blue Cross and Blue Shield License Agreements

12.          The Association's Bylaws expressly provide that the

Association shall "protect the Blue Cross and Blue Shield service marks."  Central to the Association's protection of the Blue

Marks are its service mark license agreements.  BCBSMO is bound by the Blue Cross and Blue Shield License Agreements (the

""License Agreements"), which are substantially identical to each other.  BCBSMO and the Association are parties to the License

Agreements.  The Association enforces numerous rules and

regulations under the License Agreements designed to enhance the

Blue Marks' reputation.  BCBSMO executed License Agreements with the Association that, pursuant to their terms, were subsequently amended.  Copies of the License  Agreements currently in effect are attached as Exhibit A (Blue Cross) and Exhibit B (Blue

Shield) to this Complaint and are incorporated by reference as if fully set forth herein.

13.        Right Choice and HMO Missouri are each bound by a Blue Cross

Controlled Affiliate License Agreement and a Blue Shield

Controlled Affiliate License Agreement (collectively the

"Controlled Affiliate License Agreements"), which are

substantially identical to each other.  The Association and

BCBSMO are also parties to each of those Controlled Affiliate

License Agreements.  Right Choice and HMO Missouri executed

Controlled Affiliate License Agreements with the Association that, pursuant to their terms, were subsequently amended.  Copies of the Controlled Affiliate License Agreements currently in

effect are attached as exhibit 1 to the License Agreements that are attached as Exhibits A (Blue Cross) and B (Blue Shield) to this Complaint and are incorporated by reference as if fully set forth herein.

14.        Healthy Alliance is bound by a Blue Cross Controlled

Affiliate License Agreement Applicable to Life Insurance

Companies and a Blue Shield Controlled Affiliate License

Agreement Applicable to Life Insurance Companies (collectively the "Life Insurance Agreements"), which are substantially

identical to each other.  The Association and BCBSMO are also parties to each of those Life Insurance Agreements.  Healthy

Alliance executed Life Insurance Agreements with the Association that, pursuant to their terms, were subsequently amended.  Copies of the Life Insurance Agreements currently in effect are attached as exhibit 1A to the License Agreements that are attached as

Exhibits A (Blue Cross) and B (Blue Shield) to this Complaint and are incorporated by reference as if fully set forth herein.

15.        The License Agreements, Controlled Affiliate License

Agreements, and Life Insurance Agreements each expressly provide that they are to be governed, construed, and interpreted in

accordance with the laws of the State of Illinois.

16.        The License Agreements are designed to "assur[e] nationwide protection of the Licensed Marks.and to assure the continued

integrity of the Licensed marks and of the BLUE CROSS [and BLUE

SHIELD] System."  The License Agreements provide that each Blue

Plan "agrees that it will not attack the title of BCBSA in and to the Licensed Marks and Name or attack the validity of the

Licensed Marks or of this License Agreement."  The License

Agreements further provide that "all use of the Licensed Marks and Name or any similar mark or name shall inure to the benefit of BCBSA.."  The controlled Affiliate License Agreements contain similar provisions.

17.        Pursuant to the License Agreements, the Association

vigorously polices uses of the Blue Marks.  The Association

conducts a periodic service mark review of its licensees' use of the Blue Marks.  The Association also vigorously monitors its licensees' financial condition.  Each Blue Plan and its licensed

Controlled Affiliates provide quarterly reports to the

Association that include comprehensive financial and enrollment data, among other things.  The License Agreements also require that each Blue Plan and Controlled Affiliate participate in the

Association's various and extensive national programs.

18.        The Association administers the license agreements through its staff at its Chicago, Illinois, headquarters.  The

Association's licensees, including (formerly) the defendants,

regularly communicate and interact with the Association and its

Chicago headquarters concerning, among other things, the

activities described in the preceding paragraph.  The

Association's licensees, including (formerly) the defendants,

frequently send representatives to Chicago for business related to those activities and are in regular contact with the

Association at its Chicago offices by telephone, mail, delivery,

and other means.

19.        The License Agreements contain specific provisions regarding their termination.  Among other termination provisions,

paragraph 15(a)(viii) of the License Agreements provides:  "This

Agreement shall automatically terminate on the occurrence of any of the following events:  . . .  (viii) a trustee, interim

trustee, receiver or other custodian for any of the Plan's . . .

property or business is appointed. . . ."  As the United States

Court of Appeals for the Sixth Circuit has recently held, the automatic termination provisions are "perfectly consistent with a regimen designed to defend the Blue marks and the nationwide Blue system against control by, or entanglement with, outsiders."

Blue Cross & Blue Shield Mutual of Ohio v. Blue Cross & Blue

Shield Association, 110 F.3d 318, 326 (6th Cir. 1997).

20.        As the License Agreements provide in paragraph 11, the

termination of the License Agreements "shall cause the reversion to BCBSA of all rights in and to the Licensed Marks and

Name. . . ."  As the License Agreements further provide in

paragraph 11, upon a termination "the Plan agrees that it will promptly discontinue all use of the Licensed Marks and Name, will not use them thereafter, and will promptly, upon written notice from BCBSA, change its corporate name so as to eliminate the

Licensed Name therefrom."

21.        The Controlled Affiliate License Agreements also contain

automatic termination provisions.  Paragraph 7.B of the

Controlled Affiliate License Agreements provides:  "This

Agreement and all of Controlled Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that Plan ceases to be authorized to use the Licensed Marks and Name."  The Controlled Affiliate

License Agreements also provide in paragraph 7.F that, upon a termination "for cause or otherwise, Controlled Affiliate agrees that it shall immediately discontinue all use of the Licensed

Marks and Name, including any use in its trade name."

22.        The Life Insurance Agreements also contain automatic

termination provisions.  Paragraph 7.B of the Life Insurance

Agreements provides:  "This Agreement and all of Controlled

Affiliate's rights hereunder shall immediately terminate without any further action by any party or entity in the event that:

 . . . Plan ceases to be authorized to use the Licensed

Marks. . . ."  The Life Insurance Agreements also provide that,

"[u]pon termination of this Agreement for cause or otherwise,

Controlled Affiliate agrees that it shall immediately discontinue all use of the Licensed Marks, including any use in its trade name."

                    The Automatic Termination

23.          BCBSMO has been involved in a lawsuit with the Attorney

General of the State of Missouri and the Missouri Department of

Insurance.  In that lawsuit, the Circuit Court of Cole County,

Missouri, entered an Order dated October 29, 1998, appointing a receiver/custodian over substantial portions of the business or property of BCBSMO.  See, Order, Blue Cross Blue Shield of

Missouri v. Jay Angoff, et al., No. CV196-0619CC (Circuit Court

Cole County, Missouri, Oct. 29, 1998) (the "Receivership Order").

A copy of the Receivership Order is attached as Exhibit C to this

Complaint and is incorporated by reference as if fully set forth herein.

24.         As a result of the Receivership Order:  (a) the License

Agreements between the Association and BCBSMO automatically

terminated, pursuant to paragraph 15(a)(viii) of those

Agreements; (b) the Controlled Affiliate License Agreements

between and among the Association, Right Choice, and BCBSMO

automatically terminated, pursuant to paragraph 7.B of those

Agreements; (c) the Controlled Affiliate License Agreements

between and among the Association, HMO Missouri, and BCBSMO

automatically terminated, pursuant to paragraph 7.B. of those

Agreements; and (d) the Life Insurance Agreements between and among the Association, Healthy Alliance, and BCBSMO automatically terminated, pursuant to paragraph 7(B) of those Agreements.

25.         BCBSMO has publicly acknowledged that its licenses have

automatically terminated as a consequence of the Receivership

Order.

26.         The Association has informed BCBSMO and other defendants of the termination of the licenses.  A copy of the Association's letter to them is attached as Exhibit D to this Complaint and is incorporated by reference as if fully set forth herein.

                               Count I

                       Service Mark Infringement

27.         Paragraphs 1-26 above are incorporated by reference as if

fully set forth herein.

28.         Each of the defendants is using the Blue Marks in commerce without the consent of the registrant in connection with the sale, offering for sale, distribution, or advertising of services in connection with which such use is likely to cause confusion or mistake or to deceive in violation of Section 32(1) of the

Trademark Act of 1946 (the "Lanham Act'), 15 U.S.C. section 1114(1).

29.         The Association has been damaged by the infringement in an amount to be determined at trial.

30.         Absent an injunction against the defendants, the Association will suffer irreparable harm.  The balance of the equities and the public interest also favor issuance of an injunction.

                              Count II
                     Breach of License Agreements

31.         Paragraphs 1-30 above are incorporated by reference as if

fully set forth herein.

32.        Pursuant to their respective license agreements, BCBSMO and the other defendants are obligated to fulfill termination

conditions, including but not limited to the following:  they are obligated to cease all use of the Blue Marks and to change their corporate names and trade names, if any, to eliminate all

reference to the licensed names; they are obligated to provide appropriate notice to their customers that they are no longer licensees; they are (except for Healthy Alliance) obligated to pay a termination fee of $25 per licensed enrollee; and they are obligated to fulfill other specific conditions enumerated in their agreements.

33.        Each of the defendants continues to use the Blue Marks in

violation of their respective license agreements with the

Association and otherwise is in breach of the agreements.

34.        The Association has been damaged by the defendants' conduct in an amount in excess of $75,000, exclusive of interest and costs, to be determined at trial.  Further, the value of an

injunction to the Association against the defendants exceeds

$75,000, and an injunction would also require the defendants to forego conduct that is worth more than $75,000 to each of them.

                         Prayer for Relief

     WHEREFORE, the Association respectfully requests that this

Court enter judgment in the Association's favor on both Counts and:

     (A)  Preliminarily and thereafter permanently enjoin each of the defendants from infringing the Blue Marks;

     (B)  Order the defendants, and anyone acting in concert with them, forthwith to destroy all labels, signs, prints, packages,

wrappers, receptacles, advertisements, cards, and all plates,

molds, matrices, and similar devices for making or reproducing the same, that bear the Blue Marks in any way;

     (C)  Order an accounting and an award of damages against all defendants;

     (D)  Grant costs of this suit and reasonable attorneys'

fees; and

     (E)  Grant such other and additional relief as this Court

deems equitable and just.

                              Respectfully submitted:

                              BLUE CROSS AND BLUE SHIELD
                              ASSOCIATION



                              By:  /s/
                                   One of its attorneys

Chester T. Kamin (01388657)             Roger G. Wilson
Darryl M. Bradford (03126874)           Mark A. Orloff
John J. Hamill (06217530)               BLUE CROSS AND BLUE SHIELD
Amy R. Skaggs (06243905)                  ASSOCIATION
JENNER & BLOCK                          225 North Michigan Avenue
One IBM Plaza                           Chicago, Illinois 60601
Chicago, Illinois 60611                 (312) 297-6000
(312) 222-9350

Dated:  November 2, 1998